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                                                Filed Pursuant to Rule 497
                                                Registration File No.: 33-87472



                        SUPPLEMENT TO THE PROSPECTUS OF
                  MORGAN STANLEY DEAN WITTER INFORMATION FUND
                              DATED JULY 29, 1998


     The first paragraph under the subsection entitled "Portfolio Management" in the section of the Prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES" is hereby replaced by the following:


   The Fund's portfolio is managed within MSDW Advisors' Growth Group. Guy G. Rutherfurd, Jr., Senior Vice President of MSDW Advisors, has been the primary portfolio manager of the Fund since May 1999, and has been assisted by Glen H. Frey, Assistant Vice President of MSDW Advisors, since that time. Mr. Rutherfurd has been a portfolio manager with MSDW Advisors since February 1997, prior to which time he was Executive Vice President and Chief Investment Officer of Nomura Asset Management (U.S.A.) Inc. (May 1992-February 1997). Mr. Frey has been a portfolio manager with MSDW Advisors since July 1997, prior to which time he was an investment analyst with Brinson Partners, Incorporated (April 1995-July 1997), and prior thereto was a graduate student at the University of Chicago Graduate School of Business.


May 11, 1999